PokerTek
NASDAQ: PTEK

PokerTek Corporate Overview





PokerPro

WORLD SERIES OF POKER
HEADS-UP CHALLENGE

Q3 2008

WWW.POKERTEK.COM

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements expressing expectations regarding our future (including pending gaming and patent approvals) and projections relating to products, sales, revenues and earnings are typical of such statements and are made under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions and are not historical facts and typically are identified by use of terms such as "may," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue" and similar words, although some forward-looking statements are expressed differently. All forward-looking statements are subject to the risks and uncertainties inherent in predicting the future. You should be aware that although the forward-looking statements included herein represent management's current judgment and expectations, our actual results may differ materially from those projected, stated or implied in these forward-looking statements as a result of many factors, including, but not limited to, overall industry environment, customer acceptance of our products, delay in the introduction of new products, the further approvals of regulatory authorities, adverse court rulings, production and/or quality control problems, the denial, suspension or revocation of permits or licenses by governmental authorities, competitive pressures and general economic conditions, and our financial condition. These and other risks and uncertainties are described in more detail in our most recent annual report on Form 10-K filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur except as required by the federal securities laws, and you are urged to review and consider disclosures that we make in the reports that we file with the Securities and Exchange Commission that discuss other factors germane to our business.



PokerTek Summary

- **PokerTek is the worldwide leader in automated poker tables**
- **Two product lines**
  - **PokerPro**® automated poker tables for casinos
  - **Heads Up Challenge**™ amusement product for bars and restaurants
- **NASDAQ listed: PTEK**


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CHALLENGE
PokerPro
PokerTek

Why Invest in Pokertek?

- **Revenues ramping**
  - 1H 2007 revenues up 367% YOY
- **Rapid market acceptance for all products**
  - 237 PokerPro tables distributed worldwide
  - Sold 540 Heads-Up Challenge units 1H 2008
- **Strong balance sheet**
  - $5M Credit Facility with Silicon Valley Bank announced 7/28
- **Leading innovator with 40+ published patent applications**


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CHALLENGE
PokerPro
PokerTek

PokerPro (Casino Product)



$5
$25
Fold
Check
My Stack
$1,100.00



Casino Environment – Summer 2008

- **Macro-economy reducing amount of play**
  - Nationwide same store revenues down 5.6%
  - Nevada revenues down 4.7%
  - Atlantic City revenues down 6.1%

- **Increasing competition**
  - Mega-projects underway in already competitive markets
    - Nevada, Connecticut, California, New Jersey, Missouri

- **Tight capital market increases focus on ROI**

All market data are YOY compares as of June 08


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PokerPro
PokerTek

"The enemy of casino profitability is labor cost."

– Casino Executive, Las Vegas, Nevada (March 08)



Why Casinos Need PokerPro

- **Reduced labor costs**
  - 15 table PokerPro room = 12 – 15 employees
  - 15 table Manual poker room = 50 – 60 employees
- **Higher table revenues**
  - More hands per hour = more revenue for the casino
- **Makes customer acquisition profitable**
  - Tournaments are how casinos acquire playing customers
  - Manual tournaments lose money, PokerPro tournaments make money


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CHALLENGE
PokerPro
PokerTek

Four Winds Casino
New Buffalo, Michigan / September 2007



Find the staff in this picture. Good luck!


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PokerPro
PokerTek

World Series of Poker
Las Vegas, Nevada / June 2007





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PokerPro

PokerTek

Why Players Appreciate PokerPro

- **50% more action**
  - 42 Hands per Hour vs 28 Hands Per Hour for best dealers
- **Saves regular players $1,000 per year in tips**
  - Typical player tips $3-$4 per hour of play
- **User friendly, error free play**
  - Attracts new players to the game (Old players love new players)
- **PokerPro offers features that manual tables can't offer**
  - Last Hand, Player / Table Statistics, Hand Percentages, Rabbit Hunting


HEADS-UP
CHALLENGE
PokerPro
PokerTek

The Casino World is Waking Up to PokerPro


PokerPro Tables Installed
There are more than 9,000 Manual Poker Tables Worldwide.
End Q2 08 Table Breakdown
N. Am. Land based: 111
Cruise Ships: 59
International: 67
250
200
150
100
50
0
2
2
20
22
13
21
71
81
104
131
189
210
237
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08


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CHALLENGE
PokerPro
PokerTek

Selected PokerPro® Customers

Carnival
Casino Montréal
Casino Lac-Leamy
Casino Charlevoix
Trump Plaza
Four Winds
Princess Cruises
Crown Poker
Mohegan Sun
Southland Park Gaming & Racing
Fantasy Springs Resort Casino
Black Oak Casino
River Card Room Petaluma, CA
Royal Caribbean International
AIDA
Aquamarin
Celebrity Cruises
Casinò di Venezia
Holland America
P&O
ocean Village
Royal Casino
SEGA
Spielbank
Wiesbaden



PokerPro Recurring Revenue Model

- **North American Placements (direct distribution)**
  - Monthly leases currently average ~ $3,000 per table / month – trending up with newer contracts
- **International Placements (distributed through Aristocrat)**
  - Aristocrat purchases table upfront / PokerTek shares in lease revenue

License and Service Fees



$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
2008 trend driven by:
• Strong Q4 N. American placements
• Table reallocations
• Cruise ship seasonality
• One time fee in Q1
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08



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CHALLENGE
PokerPro
PokerTek

Recent PokerPro Wins

- **Horseshoe Hammond commences PokerPro field trial in Indiana** *(Aug 7, 2008)*
- **Aristocrat installs 23 PokerPro tables in Bulgaria** *(Jun 19, 2008)*
- **Loto Quebec opens fifth 100% PokerPro room totaling 55 tables in Quebec** *(May 28, 2008)*
- **Trump Atlantic City announces installation of 12 PokerPro tables** *(May 22, 2008)*
- **Casino de Montreal runs 240 person tournament with 4 employees** *(Feb 19, 2008)*



HEADS-UP CHALLENGE

PokerPro

PokerTek

Heads-Up Challenge (Amusement Product)


HEADS-UP
CHALLENGE
HEADS-UP
CHALLENGE
POKER



Heads-Up Challenge Product Overview

- **Amusement only video game featuring Texas Hold 'Em**
  - Supports Single Player, Heads Up and Multi Player Tournaments
- **Sold to distribution network that places games through local route operators**
  - More than 15 North American distributors
  - European distributor: Cosmic Video Amusements
  - Australian / New Zealand distributor: Aristocrat Leisure Limited
- **Launched in Q4 2007**
  - Manufactured in Taiwan


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CHALLENGE
PokerPro
PokerTek

Heads Up Challenge Model & Results

- **Product Sale to Distributor / Route Operator**
  - Average sale price = ~ $4400 / unit
  - Product cost = ~ $3000 / unit
  - Potential for add on software sales for units in field

Heads Up Challenge Unit Sales



700
600
500
400
300
200
100
0
Golden Tee Live has over 30,000 units installed worldwide.
Cum Units
In Qtr Units
Q3 07
Q4 07
Q1 08
Q2 08



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PokerTek

Financial Overview



PokerTek Revenue Momentum



Revenue ($M)
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
0.0
0.2
0.5
0.3
0.2
1.0
0.6
0.9
1.1
1.4
3.2
3.8
Q2 08 Revenue:
Casino recurring = $1.4M
Casino sales = $1.1M
Amusement sales = $1.3M



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CHALLENGE
PokerPro
PokerTek

Operating Trends by Quarter


$-
$(0.5)
$(1.0)
$(1.5)
$(2.0)
$(2.5)
$(3.0)
$(3.5)
$(4.0)
$(4.5)
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
OpEx %
Q2 08 = 102%
Q1 08 = 130%
Q4 07 = 298%
Q3 07 = 461%
EBITDA
Cash used in Operations


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CHALLENGE
PokerPro
PokerTek

Statement of Operations

	Annual 2006	Annual 2007	Quarterly Trend Q3-07	Q4-07	Q1-08	Q2 - 08
Revenues:						
License and service fees	$ 824	$ 2,495	$ 621	$ 763	$ 1,521	$ 1,420
Casino product sales	1,156	1,324	481	498	634	1,070
Amusement product sales	-	185	26	159	1,046	1,350
Total revenues	**1,980**	**4,004**	**1,128**	**1,420**	**3,201**	**3,840**
Cost of product sales	1,128	1,338	380	641	1,229	1,725
Operating expenses:						
Selling, general and administrative	6,080	9,746	3,258	2,564	2,582	2,453
Research and development	3,949	4,282	1,145	1,007	975	744
Depreciation	710	2,053	563	657	617	709
Total operating expenses	**10,739**	**16,081**	**4,966**	**4,228**	**4,174**	**3,906**
Operating loss	(9,887)	(13,415)	(4,218)	(3,449)	(2,202)	(1,791)
Interest & taxes	741	565	179	126	66	(162)
Net loss	$ (9,146)	$ (12,850)	$ (4,039)	$ (3,323)	$ (2,136)	$ (1,953)
EPS	$ (0.97)	$ (1.23)	$ (0.37)	$ (0.30)	$ (0.20)	$ (0.18)
EBITDA	$ (8,364)	$ (10,540)	$ (3,430)	$ (2,558)	$ (1,289)	$ (854)
Cash used in operations	$ (10,778)	$ (14,393)	$ (3,343)	$ (3,887)	$ (1,741)	$ (1,305)

Revenues ramping in both Casino & Amusement during 2008. H1 revenue up 367% from 2007

Improving operating leverage ~ $1M OpEx reduction from peak in Q3. Improving OpEx as a % of revenues expected to continue

EBITDA, cash flow & EPS trending favorably on strengthening business fundamentals

HEADS-UP CHALLENGE



PokerPro

PokerTek

Balance Sheet and Capitalization

	June 30, 2008 (unaudited)	December 31, 2007
Assets		
Cash and cash equivalents	$ 3,169,179	$ 1,229,980
Short-term investments		5,950,000
Accounts receivable, net	2,022,055	968,536
Inventory	2,830,457	2,642,481
Prepaid expenses and other assets	178,778	331,199
Total current assets	8,200,469	11,122,196
PokerPro systems, net	4,314,549	4,991,634
Property and equipment, net	620,576	605,046
Long-term investments	3,673,950	-
Other assets	492,660	377,029
Total assets	$ 17,302,204	$ 17,095,905
Liabilities and Shareholders' Equity		
Accounts payable	$ 2,310,218	$ 1,465,202
Accrued liabilities	1,067,754	964,173
Short-term debt	1,016,314	-
Total current liabilities	4,394,286	2,429,375
Long-term debt	2,034,172	-
Total shareholders' equity	10,873,746	14,666,530
Total liabilities and shareholders' equity	$ 17,302,204	$ 17,095,905

Capitalization as of June 30, 2008

Total common shares o/s	10,934,464
Stock Options (WAEP $8.08)	2,053,738
Warrants (Strike $10.80)	505,555
Warrants (Strike $17.60)	200,000
	13,693,757

Composition of ownership:

Insiders	4,483,136	41%
Aristocrat	1,807,545	17%
Mutual funds & Institutions (est)	2,100,000	19%
Other	2,543,783	23%
	10,934,464	100%



Areas of Management Focus

- **Successfully enter key markets**
  - Trump Atlantic City - open for business June 2008
  - Las Vegas Strip coming soon, pending regulatory approval

- **Enhance products to increase ROI to casinos and bars**
  - Add games, add features, increase revenue for operators

- **Sustain revenue momentum**
  - Drive growth in casino and amusement markets

- **Increased leverage in the business model**
  - Reduce product costs in both casino and amusement space
  - Continue to manage OpEx


HEADS-UP
CHALLENGE
PokerPro
PokerTek

Investment Thesis

- Leadership position in two sizable markets
- Significant revenue momentum with operating leverage
- Growing base of recurring revenue
- Solid intellectual property portfolio
- Strategic customer and distributor relationships in place


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PokerPro
PokerTek